FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 302-2000
nekern@claruscorp.com
---------------------


                  CLARUS ANNOUNCES SECOND QUARTER 2003 RESULTS


GREENWICH, CONNECTICUT--AUGUST 18, 2003--Clarus Corporation (Nasdaq: CLRS) today announced financial results for the quarter and six months ended June 30, 2003. Clarus reported revenues of $78,000 for the first six months of 2003 from the recognition of deferred software service fees compared to $6.5 million during the comparable period of 2002. Net loss for the first six months of 2003 was $3.4 million or $0.22 per share fully diluted compared to a net loss of $27.0 million or $1.73 per share fully diluted during the comparable period of 2002. As of June 30, 2003, Clarus' balance of cash and marketable securities was $89.1 million (or $5.41 per share fully diluted) compared to $95.1 million as of December 31, 2002. Clarus has, to the extent available, approximately $180 million of net operating loss, capital loss and other tax credit carryforwards to offset taxable income that Clarus may recognize in the future.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We were pleased that our shareholders last month voted to amend our Certificate of Incorporation to enhance our ability to protect the value of our NOL's through restrictions on the acquisitions of Clarus' common shares in excess of 5%. We continue to seek acquisition targets as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. Operationally, we continue to monitor carefully our administrative costs and overhead expenses in advance of a redeployment of our cash. Our ongoing expenses include diligence and transaction-related expenses in connection with our evaluation of potential acquisitions as well as legal and compliance costs related to our status as a public company."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until the Company consummates an acquisition in connection with its redeployment strategy. At such time, the Company plans to resume holding quarterly conference calls to review earnings and Clarus' operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our planned effort to redeploy our assets to enhance stockholder value, the preservation of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statement contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                                     JUNE 30,              DECEMBER 31,
                                                                                       2003                    2002
                                                                                -------------------    -------------------
                                          ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                                                                  $52,041                $42,225
 Marketable securities                                                                       37,079                 52,885
 Accounts receivable, less allowance for doubtful accounts
 of $0 and $586 in 2003 and 2002, respectively                                                   --                    467
 Prepaids and other current assets                                                            1,010                  1,262
 Assets held for sale                                                                            --                     48
                                                                                -------------------    -------------------
Total current assets                                                                         90,130                 96,887

PROPERTY AND EQUIPMENT, NET                                                                       4                    809

OTHER ASSETS:
 Deposits and other long-term assets                                                             60                     68
                                                                                -------------------    -------------------
  TOTAL ASSETS                                                                              $90,194                $97,764
                                                                                ===================    ===================

                           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable and accrued liabilities                                                    $1,948                 $1,936
 Deferred revenue                                                                             1,169                  1,248
 Current portion of long-term debt                                                               --                  5,000
 Liabilities to be assumed                                                                       --                    220
                                                                                -------------------    -------------------
Total current liabilities                                                                     3,117                  8,404

LONG-TERM LIABILITIES:                                                                           --                     --
 Other long-term liabilities                                                                     --                     --
                                                                                -------------------    -------------------
Total liabilities                                                                             3,117                  8,404

STOCKHOLDERS' EQUITY:
 Preferred stock, $.0001 par value; 5,000,000 shares authorized; none issued                     --                     --
 Common stock, $.0001 par value; 100,000,000 shares authorized;
  16,546,038 and 15,762,707 shares issued and 16,471,038 and 15,687,707
  outstanding in 2003 and 2002, respectively                                                      2                      2
 Additional paid-in capital                                                                 365,987                361,715
 Accumulated deficit                                                                      (275,888)              (272,436)
 Treasury stock, at cost                                                                        (2)                    (2)
 Accumulated other comprehensive income                                                          98                    146
 Deferred compensation                                                                      (3,120)                   (65)
                                                                                -------------------    -------------------
Total stockholders' equity                                                                   87,077                 89,360
                                                                                -------------------    -------------------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $90,194                $97,764
                                                                                ===================    ===================




                                 Press Release

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             THREE MONTHS                      SIX MONTHS
                                                            ENDED JUNE 30,                   ENDED JUNE 30,
                                                       ----------------------          -------------------------
                                                           2003          2002              2003            2002
                                                           ----          ----              ----            ----
REVENUES:
 License fees                                          $     --      $  1,013          $     --     $     2,486
 Services fees                                               25         1,531                78           3,999
                                                       ----------------------          ------------------------
  Total revenues                                             25         2,544                78           6,485

COST OF REVENUES:
 License fees                                                --             3                --              17
 Services fees                                               --         1,881                --           3,819
                                                       ----------------------          ------------------------
  Total cost of revenues                                     --         1,884                --           3,836

OPERATING EXPENSES:
 Research and development                                    --         2,553                --           5,812
 Sales and marketing                                         --         3,032                --           6,678
 General and administrative                               1,522         3,594             3,831           5,099
 Provision for doubtful accounts                             --             1                --               3
 Intangible impairment loss                                  --        10,360                --          10,360
 Depreciation and amortization                               --         2,326               761           3,673
                                                       ----------------------          ------------------------
  Total operating expenses                                1,522        21,866             4,592          30,995

OPERATING LOSS                                           (1,497)      (21,206)          (4, 514)        (28,346)
OTHER INCOME/(EXPENSE)                                       75             6               380              12
INTEREST INCOME                                             390           685               748           1,418
INTEREST EXPENSE                                            (10)          (56)              (66)           (112)
                                                       ----------------------          ------------------------
 NET LOSS                                              $ (1,042)     $(20,571)         $ (3,452)    $   (27,028)
                                                       ======================          ========================


 Loss per common share:
  Basic                                                  $(0.07)       $(1.32)           $(0.22)         $(1.73)
  Diluted                                                $(0.07)       $(1.32)           $(0.22)         $(1.73)

 Weighted average shares outstanding:
  Basic                                                  15,884        15,588            15,812          15,580
  Diluted                                                15,884        15,588            15,812          15,580






                                 Press Release

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                                       SIX MONTHS
                                                                                      ENDED JUNE 30,
                                                                             -----------------------------
                                                                                2003              2002
                                                                             ----------       ------------
OPERATING ACTIVITIES:
Net loss                                                                      $(3,452)         $(27,028)
Adjustments to reconcile net loss to net cash used in operating activities:
 Depreciation and amortization on property and equipment                          761             2,433
 Impairment of intangible assets                                                   --            10,360
 Gain on sale of  investments                                                      --               (15)
 Amortization of intangible assets                                                 --               455
 Non Cash other                                                                   (70)               --
 Noncash sales and marketing expense                                               --               450
 Noncash general and administrative expense                                        86                --
 Provision for doubtful accounts                                                  (67)                3
 Loss/(Gain) on sale of assets                                                     37               785
 Changes in operating assets and liabilities:
  Accounts receivable                                                             534             1,564
  Prepaid and other current assets                                                252               876
  Assets held for Sale                                                             48                --
  Deposits and other long-term assets                                               8              (104)
  Accounts payable and accrued liabilities                                         12             1,649
  Deferred revenue                                                                (79)           (5,227)
  Liabilities to be assumed                                                      (220)               --
  Other long-term liabilities                                                      --                (7)
                                                                             ----------       ------------
   NET CASH USED IN OPERATING ACTIVITIES                                       (2,150)          (13,806)

INVESTING ACTIVITIES:
 Purchase of marketable securities                                           (109,823)          (20,282)
 Proceeds from sale of marketable securities                                  125,629             2,628
 Proceeds from maturity of marketable securities                                   --            14,140
 Proceeds from sale of investments                                                 --               200
 Proceeds from sale of equipment                                                   11                27
 Purchases of property and equipment                                               (4)              (76)
                                                                             ----------       ------------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                         15,813            (3,363)

FINANCING ACTIVITIES:
 Proceeds from the exercises of stock options                                   1,201               136
 Pre-payment of debt                                                           (5,000)               --
 Proceeds from issuance of common stock related to employee
    stock purchase plan                                                            --                78
                                                                             ----------       ------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                   (3,799)              214
                                                                             ----------       ------------
Effect of exchange rate change on cash                                            (48)                3
CHANGE IN CASH AND CASH EQUIVALENTS                                             9,816           (16,952)
CASH AND CASH EQUIVALENTS, Beginning of Period                                 42,225            55,628
CASH AND CASH EQUIVALENTS, End of Period                                      $52,041           $38,676
                                                                             ==========       ============
SUPPLEMENTAL CASH FLOW DISCLOSURE:
                                                                             ----------       ------------
 Cash paid for interest                                                            $0               $56
                                                                             ==========       ============







                                 Press Release